Interest bearing loans and borrowings	12 Months Ended
Dec. 31, 2018
Interest bearing loans and borrowings
Interest bearing loans and borrowings

13.   Interest bearing loans and borrowings

	Dec 31, 2018	Dec 31, 2017
(in thousands)	US $	US $
Term loan, non-current	10,345	15,000
Unamortized deferred financing costs	(214)	(943)
Net non-current	10,131	14,057

Term loan, current portion	4,655	—
Unamortized deferred financing costs	(328)	—
Net current portion	4,327	—

On November 15, 2017, the Group entered into a credit agreement (the “Hercules Loan Agreement”) for up to $20 million in debt financing with Hercules Capital, Inc. (“Hercules”). Pursuant to the credit agreement, Hercules agreed to loan the Group $20.0 million in two tranches. The first tranche of $15.0 million was drawn down at closing. The milestones for the second tranche of $5.0 million were not achieved and that capital is no longer available to the Group.

The terms include an initial interest-only period of 15 months; a 30-month capital and interest repayment period thereafter; an interest rate tied to a margin above the US prime rate, currently 11% as of December 31, 2018, and customary security over all assets of the Group, except for intellectual property where there is a negative pledge. The Group is subject to customary covenants, including a restriction on the amount of the Group’s cash resources that can be held outside the United States to $0.8 million. Under the credit agreement, the Group issued Hercules warrants to purchase up to 73,452 of its ADS (each representing 20 ordinary shares) at an exercise price of US$9.53 per ADS, representing 3.5% warrant coverage of the total loan facility. Hercules also has the right, in its discretion, to participate in any subsequent financing, such as an equity offering, in an amount up to US$1 million. In connection with the Hercules Loan Agreement closing, the Group incurred US$0.5 million in fees and issued warrants with a fair value of approximately US$0.4 million. Both items are classified as a direct reduction from the Hercules Loan Agreement balance and will be amortized over the life of the Loan using the effective interest rate method. The Group is also subject to an end of term charge equal to 2.15% of the total loan capacity, or US$0.4 million.  The end of term charge is payable upon loan maturity or the date that the Group prepays the outstanding loan balance. For the year ended December 31, 2018, the Group recognized total interest expense of US$2.2 million, comprised of interest expense of US$1.6 million, accretion expense related to the end-of-term payment of US$0.2 million and amortization expense related to the deferred financing costs of US$0.4 million. The Group believes and represents that it is in compliance with covenant requirements as of December 31, 2018 and as of the date that these financial statements are issued.

Subsequent to December 31, 2018, the Group announced that it amended the Hercules Loan Agreement, effective February 17, 2019. Pursuant to the amendment, the Group made an early repayment of $7 million and an additional repayment of $0.5 million on the earlier of 90 days (May 18, 2019), or receipt of funds from an equity raise of $2 million or greater. The additional repayment was remitted on April 1, 2019. The amendment provides for a three-month interest-only period on the remaining loan balance for the period from March 2019 to May 2019 and the waiver of any prepayment charges for the remaining term of the loan. On March 22, 2019, we entered into another amendment agreement that provided for one additional month of the interest only period for the month of June 2019.  In addition, Hercules Capital, Inc. provided the Group a letter stating that the receipt and aging of invoices relating to a validation campaign of iclaprim mesylate from a third-party vendor are excluded from the determination of compliance with covenants under the Hercules Loan Agreement, as amended.  The financial data included in the above table does not include the effect of these amendments.